UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COMMONWEALTH INTERNATIONAL SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Commonwealth International Series Trust
791 Town & Country Boulevard, Suite 250
Houston, TX 77024-3925

October 18, 2024

Dear Shareholder:

The Special Meeting of the Shareholders of Commonwealth International Series Trust (the “Trust”) is scheduled for December 4, 2024 and will be held at 10:00 a.m., Central Time at the offices of the Trust at c/o Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925.

The enclosed proxy materials are being sent to the shareholders that owned shares of any series of the Trust (each, a “Fund” and, collectively, the “Funds”) as of the close of business on October 18, 2024, the record date for the Special Meeting (the “Record Date”).

The Trust’s Board of Trustees is seeking your vote for the election of five members to the Board of Trustees. Two nominees currently serve as Trustees of the Trust, Mr. Robert W. Scharar and Mr. John Akard, Jr., and have previously been elected by shareholders. Ms. Caroline Montalbano, Mr. Anthony Box, Jr. and Ms. Christina Doherty are also nominees, however, they have not previously been elected by shareholders. Mr. Jack Ewing and Ms. Kathleen Kelly are current Trustees of the Trust and will not seek re-election by Fund shareholders. Mr. Jack Ewing and Ms. Kathleen Kelly are expected to retire as Trustees on December 10, 2024 contemporaneously with the effectiveness of the addition to the Board of Ms. Montalbano, Mr. Box and Ms. Doherty. Mr. John Akard, Jr., Ms. Caroline Montalbano, and Mr. Anthony Box, Jr. have been nominated and appointed by the Trust’s Board of Trustees to serve as Independent Trustees. Mr. Scharar and Ms. Doherty would serve as Interested Trustees.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important, and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

/s/ Robert W. Scharar

Robert W. Scharar

President

Commonwealth International Series Trust

Commonwealth International Series Trust
791 Town & Country Boulevard, Suite 250
Houston, TX 77024-3925

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on December 4, 2024

Commonwealth Australia/New Zealand Fund (CNZLX)
Africa Fund (CAFRX)
Commonwealth Japan Fund (CNJFX)
Commonwealth Global Fund (CNGLX)
Commonwealth Real Estate Securities Fund (CNREX)

Important Notice Regarding Availability of Proxy Materials for the
Special Shareholder Meeting to be held on December 4, 2024:

This Proxy Statement is available online at the following website: https://vote.proxyonline.com/ultimus/commonwealth/proxy2024.pdf

To Shareholders of Commonwealth International Series Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on December 4, 2024 at 10:00 a.m., Central Time at the offices of the Trust at c/o Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect three Independent Trustees to the Board of Trustees of the Trust, as follows: John Akard, Jr., Caroline Montalbano and Anthony Box, Jr.

2.	To elect two Interested Trustees to the Board of Trustees of the Trust, as follows: Robert W. Scharar and Christina Doherty.

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on October 18, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at https://vote.proxyonline.com/ultimus/commonwealth/proxy2024.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-800-967-4617.

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised. Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By Order of the Board of Trustees of the Trust,

/s/ Robert W. Scharar

Robert Scharar, President,

Commonwealth International Series Trust

October 18, 2024

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PROXY STATEMENT

Commonwealth International Series Trust

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Commonwealth International Series Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on December 4, 2024 at 10:00 a.m., Central Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 18, 2024 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately October 24, 2024.

The Trustees recommend that you vote:

1.	For the election of three Independent Trustees to the Board as follows: Mr. John Akard, Jr., Ms. Caroline Montalbano, and Mr. Anthony Box, Jr.

2.	For the election of two Interested Trustees to the Board as follows: Mr. Robert W. Scharar and Ms. Christina Doherty.

3.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

As of the Record Date, the Trust currently offers five separate series (each, a “Fund” and collectively, the “Funds”), the below Funds had shareholders and were operational as of October 18, 2024.

Commonwealth Australia/New Zealand Fund
Africa Fund
Commonwealth Japan Fund
Commonwealth Global Fund
Commonwealth Real Estate Securities Fund

Shareholders of all Funds vote together as a single class on the election of Trustees. Each full share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

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PROPOSAL 1

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are three Independent Trustees, Mr. John Akard, Ms. Kathleen Kelly, and Mr. Jack Ewing and one Interested Trustee, Mr. Robert W. Scharar. The Board would like to nominate two new Independent Trustees, Ms. Caroline Montalbano and Mr. Anthony Box, Jr., and one new Interested Trustee, Ms. Christina Doherty. By electing the nominees now, the Board will continue to be able to appoint a new Trustee in the future in compliance with applicable sections of the 1940 Act without the expense of conducting additional shareholder meetings to elect Trustees.

At a special meeting of the Board held on October 15, 2024, the current Trustees of the Trust nominated for election by shareholders the following five nominees to serve on the Board of Trustees of the Trust: Mr. Robert W. Scharar, Mr. John Akard, Jr., Ms. Caroline Montalbano, Mr. Anthony Box, Jr. and Ms. Christina Doherty. Mr. Jack Ewing and Ms. Kathleen Kelly have previously been elected as Independent Trustees by Trust shareholders and have indicated to the Board of Trustees their intention to retire from the Board at the end of 2024. Therefore neither Mr. Jack Ewing nor Ms. Kathleen Kelly are standing for re-election as Trustees.

Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Trustee. However, if that should occur before the Special Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.

The table below presents certain information regarding the Trustees, including their principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Mr. Ewing and Ms. Kelly are not standing for re-election at the Special Meeting because they plan to retire from the Board as of December 10, 2024. Neither Ms. Montalbano, Mr. Box nor Ms. Christina Doherty have previously been elected as Trustees by the Trust’s shareholders.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Each Trustee will serve until the election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed, or as provided in the Trust’s governing documents.

Following is a list of the Trustee nominees and their principal occupations over the last five years. The mailing address of each Trustee and officer is 791 Town & Country Blvd., Suite 250, Houston, TX 77024-3925.

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INDEPENDENT TRUSTEE NOMINEES
NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX[1] OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Akard, Jr. Birth year: 1966	Independent Trustee	Indefinite until successor is elected and qualified; since 2000.	Independent Trustee Attorney-CPA, Owner, John Akard Jr. P.C. (and its predecessor) (law firm), 1996 to present; Shareholder, 2014 to present, and of Counsel, 1999 to 2014, Coplen & Banks, P.C. (and its predecessor) (law firm).	Five (5)	None
Caroline Montalbano Birth year: 1980	Independent Trustee	Indefinite until successor is elected and qualified; since December 2024.	Principal, Meridian Compensation Partners LLC, October 2020 to present; Human Resource Director (most recent role from January 2017 – June 2020), Noble Energy; Senior Finance Manager (March 2014 – January 2017); Other leadership roles at Noble Energy (July 2010 to March 2014); CPA and Tax Consultant, PricewaterhouseCoopers, LLP	Five (5)	None
Anthony “Tony” Box, Jr. Birth year: 1968	Independent Trustee	Indefinite until successor is elected and qualified; since December 2024.	Partner and CPA, Gray Reed Advisory Services, January 2022 to present; Assistant United States Attorney, U.S. Attorney’s Office, Eastern District of Missouri, 2018-2022.	Five (5)	None
INTERESTED TRUSTEE NOMINEES
NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Robert Scharar[2] Birth year: 1948	President, Interested Trustee	Indefinite until successor is elected and qualified; since 2000.	Investment manager/Attorney/CPA; President, FCA Corp (investment Adviser), 1975 to present.	Five (5)	See Below[3]
Christina Doherty[4] Birth year: 1986	Interested Trustee	Indefinite until successor is elected and qualified; since December 2024.	Director of Financial Planning/Attorney/CPA; Vice-President, FCA Corp (Investment Adviser), 2019 to present; Tax Manager and other positions, Deloitte Tax LLP (2012-2019).	Five (5)	See Below[5]
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1	The “Fund Complex” consists of the Trust.
2	Mr. Scharar is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because he is an officer of the Trust and an officer of the Trust’s investment adviser.
3	Mr. Scharar is also an officer, director and/or manager of the following companies: NICO Holdings, Ltd. (Malawi), NICO Capital (Malawi), Africap, LLC, First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, subsidiary companies at some of the above, and other closely held entities.
4	Mrs. Doherty is considered an “interested person” of the Funds as defined in the 1940 Act, as amended, because she is an officer of the Trust’s investment adviser.
5	Mrs. Doherty is an officer of First Commonwealth Holdings Corporation (FCA Corp’s parent company). She is an officer of two closely held entities. She is currently an officer and director of the American Academy of Attorney-CPAs.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers

The Board of Trustees provides overall supervision of the affairs of the Funds. The Chairman of the Board of Trustees is Mr. Jack Ewing, who is not an “interested person” of the Trust, within the meaning of the 1940 Act on the basis of his non-affiliation with the Funds or the Adviser, or its affiliated entities (an “Independent Trustee”). The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board of Trustee’s role with respect to risk oversight specifically. The committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters, as is more fully described below. The Board of Trustees also has frequent interaction with the service providers and Trust’s chief compliance officer (the “CCO”) with respect to risk oversight matters. The CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust.  The CCO may also report directly to a particular committee of the Board of Trustees depending on the subject matter.  The Trust’s principal financial officer reports to the Audit Committee of the Board of Trustees on all financial matters affecting the Trust, including risks associated with financial reporting.  Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations.  The Board of Trustees has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustee’s current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

The Trustees and Executive Officers, and their principal occupations for the last five years are listed below. Each Trustee and Executive Officer acts in that capacity for each Fund of the Trust. The term of office for each Trustee is until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of Shareholders, each Trustee will hold office for an indeterminate period. The following table provides information regarding each officer of the Trust, except Mr. Scharar, President of the Trust, who is referenced above under “Interested Trustee Nominees”.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years
Wesley Yuhnke 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1979	Executive Vice President	Since 2013	Portfolio manager, FCA Corp., 2002 – present.
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Zachary P. Richmond 2 Easton Oval, Suite 300 Columbus, Ohio 43219 Birth year: 1980	Treasurer	Since 2015	Assistant Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC, December 2015 to present.
John H. Lively 11300 Tomahawk Creek Parkway, Suite 310 Leawood, Kansas 66211 Birth year: 1969	Secretary	Since 2008	Attorney and Managing Partner, Practus, LLP (law firm), April 2018 to present.
William LeVay 791 Town & Country Blvd. Suite 250 Houston, TX 77024-3925 Birth year: 1955	Chief Compliance Officer	Since 2018	Chief Compliance Officer, FCA Corp, December 2012 to present.

The following table provides information regarding each non-nominee Independent Trustee. The mailing address of each Trustee and officer is 791 Town & Country Blvd., Suite 250, Houston, TX 77024-3925.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During the Past 5 years	Number of Portfolios in the Fund Complex Overseen by Trustee [1]	Other Directorships held by Trustee
Kathleen Kelly Birth year: 1952	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Honorary Consul, New Zealand Consulate, 1995 to 2014; Owner, International Protocol Advisors (consulting services), August 1992 to 2018.	Five (5)	None
Jack Ewing Birth year: 1939	Independent Trustee	Indefinite until successor elected and qualified; since 2000.	Adjunct Economics Professor, University of Houston - Downtown, 2005 to 2015.	Five (5)	None

1        The “Fund Complex” consists of the Trust.

 Board of Trustees

        Trustee’s Responsibilities. The Board of Trustees’ primary responsibility is to represent the interests of each Fund’s Shareholders and to provide oversight of the management of each Fund. Currently, 75% of the Board is comprised of Independent Trustees.

The Trustees meet at least quarterly throughout the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. During the fiscal year ended October 31, 2023, the Board of Trustees conducted four (4) meetings (including regular and special board meetings) to deal with Fund matters. As part of the meeting process, the Independent Trustees reviewed the fees paid to the Adviser for investment advisory services and to the other administrative and shareholder service providers. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. The Trustees are assisted by the Funds’ independent registered public accounting firm and other independent experts retained from time to time for various purposes. The Independent Trustees regularly meet privately with counsel and other experts.

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Trustee Qualifications

Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he/she was selected to serve as a Trustee. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

John Akard, Jr. Mr. Akard is an Attorney & a CPA, practicing primarily law.  As a lawyer, he is a shareholder of Coplen & Banks, P.C.  and is admitted to practice by the State Bar of Texas, United States District Court for the Southern and Eastern Districts of Texas and the United States Court of Appeals for the Fifth Circuit.  His law practice focuses on small business bankruptcy, probate & estate planning.  While in public accounting, Mr. Akard's clients included SEC regulated, publicly traded companies and small start-up businesses primarily in the telecommunications, regulated utilities and high-tech industries. He has been a Trustee of the Trust for over 20 years and thus possesses a strong understanding of the regulatory framework under which the Funds operate.  He has also held various leadership positions with professional associations and charitable organizations including Past President of the American Academy of Attorney-CPAs, Board Member and Chair of the Finance Committee of the Episcopal Foundation of Texas and is currently serving as Senior Warden and Adult Formation Ministry Leader for St. Mary’s Episcopal Church Cypress, Texas.

Robert W. Scharar. Mr. Scharar has over 45 years of business experience in the investment business and possesses a strong understanding of the framework under which the Funds operate based on his years of service on the Board of Trustees. Mr. Scharar is also president of the Adviser. Mr. Scharar holds MBA, Juris Doctorate and LLM (Tax) degrees, and is a Certified Public Accountant, with extensive business experience.

Caroline Montalbano. Ms. Montalbano is a Certified Public Accountant and has over 15 years of experience in Finance, Accounting and Human Resources. She earned a Bachelor of Business Administration and Masters in Professional Accounting from the McCombs School of Business at the University of Texas at Austin. She possesses a strong understanding of the regulatory framework under which the Funds operate.

Anthony “Tony” Box, Jr. Mr. Box is an Attorney and Certified Public Accountant with over 25 years’ experience with extensive background in federal law enforcement, state and federal government investigations and tax audits. He possesses a strong fundamental understanding of the business and regulatory environment under which the Funds operate.

Christina Doherty. Mrs. Doherty is an Attorney and Certified Public Accountant with over 12 years of experience in tax and wealth management. Mrs. Doherty holds a Juris Doctorate degree (magna cum laude) from Michigan State University College of Law. She is the current President of the American Academy of Attorney-CPAs and has served on the Board of Directors since 2017. Mrs. Doherty is also Vice President of the Advisor. She possesses a strong understanding of the business and regulatory environment under which the Funds operate.

Board Committees

The Trust has two standing committees – the Audit/Compliance Committee and the Governance, Nomination and Compensation Committee.

The Trust’s Audit/Compliance Committee consists of the Independent Trustees. The Committee is responsible for (i) the appointment, compensation and oversight of registered public accounting firms and such firms must report directly to the Committee; (ii) reviewing the independence of such firms and the auditors assigned to the Funds, the scope of audit and internal controls. Considering and reporting to the Board on matters relating to the Funds’ accounting and financial reporting practices, reviewing the methods, scope and result of the audits and audit fees charged; (iii) engaging and determining the fee of counsel and other experts as it determines

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necessary; (iv) establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters, and the confidential anonymous submission by employees of the Adviser and/or the Administrator of concerns of questionable accounting or auditing matters; (v) receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures relating to the Trust; (vi) conducting discussions on matters relating to the Trust’s accounting and compliance as well as other Trust-related matters; and (vii) overseeing the compliance function and receiving regular reports and communications from the Trust’s chief compliance officer on compliance matters affecting the Trust and the Funds. During the fiscal year ended October 31, 2023, the Audit/Compliance Committee met four times.

The Governance, Nomination and Compensation Committee consists of the Independent Trustees and oversees general Trust governance-related matters. The Governance and Nomination and Compensation Committee’s purposes, duties and powers are set forth in its written charter, which is included in Appendix B — the charter also describes the process by which shareholders of the Trust may make nominations to the Trust. During the fiscal year ended October 31, 2023, the Governance, Nomination and Compensation Committee met three times.

The Board of Trustees held the following Board and Board committee meetings during the twelve-month period ended September 30, 2024:

Board/Committee	Period Ending September 30, 2024
Board of Directors	Four
Audit/Compliance Committee	Four
Governance, Nomination and Compensation Committee	Five
Qualified Legal Compliance Committee	None

For the period ended September 30, 2024, each then-serving Trustee attended thirteen of the aggregate number of meetings of the Board and of each Board committees.

Trust Compensation/Remuneration

Each Independent Trustee receives compensation from the Funds for his or her services. Each Trustee receives $6,500 per quarter and Mr. Ewing, as Chairman, receives $7,500 per quarter. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at Trustees’ educational seminars or conferences, service on industry or association committees, participation as a speaker at a Trustees’ conference or service on special Trustees task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance for their service to the Trust.

The following table shows the aggregate compensation received by each Independent Trustee from a Fund and from all of the Funds as a group for the most recent fiscal year ended October 31, 2023.  Mr. Box, Ms. Montalbano and Ms. Christina Doherty did not serve as Trustees during this period and accordingly received no compensation.

	Aggregate Compensation From the:
Name of Person / Position	Australia/New Zealand Fund	Africa Fund	Japan Fund	Global Fund	Real Estate Securities Fund	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From Fund Complex Paid To Trustees (*)

John Akard, Jr., Trustee	$6,888	$1,558	$2,820	$8,183	$6,551	$0	$0	$26,000 (1)

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Kathleen Kelly, Trustee	$6,888	$1,558	$2,820	$8,183	$6,551	$0	$0	$26,000 (1)

Jack Ewing, Trustee	$7,948	$1,798	$3,253	$9,442	$7,559	$0	$0	$30,000 (1)

*	Company does not pay deferred compensation.

(1)   The “Fund Complex” consists of the Trust.

        Trustees of the Board who are employees of the Adviser or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Adviser, or its affiliates, and as a result may be deemed to benefit from the fees paid by each Fund. However, directors, officers or employees of the Adviser or the Funds’ administrator, Ultimus Fund Solutions, LLC (the “Administrator”) will be reimbursed for the travel expenses (or an appropriate portion thereof) relating to attendance at meetings of the Board or any of its committees.

Share Ownership

The following sets forth ranges representing each Trustee’s beneficial ownership of Fund Shares as of December 31, 2023. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. Independent Trustee nominees Mr. Box and Ms. Montalbano own no shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Robert W. Scharar	Australia/New Zealand Fund	D
	Africa Fund	D
	Japan Fund	C
	Global Fund	D
	Real Estate Securities Fund	C
	Total		E
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Independent Trustees
Jack Ewing	Australia/New Zealand Fund	B
	Africa Fund	C
	Japan Fund	B
	Global Fund	C
	Real Estate Securities Fund	B
	Total		D
John Akard, Jr.	Australia/New Zealand Fund	C
	Africa Fund	C
	Japan Fund	C
	Global Fund	C
	Real Estate Securities Fund	C
	Total		E
Kathleen Kelly	Australia/New Zealand Fund	C
	Africa Fund	B
	Japan Fund	C
	Global Fund	C
	Real Estate Securities Fund	C
	Total		D

No Independent Trustee, or his or her immediate family members, owns a beneficial interest or is an owner of record in: (i) the Adviser or the distributor of the Funds, Ultimus Fund Distributors, LLC (the “Distributor”); or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with, the Adviser or Distributor of the Funds.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” EACH NOMINEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Required Vote. A majority of the outstanding shares of the Trust entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee shall be by a plurality of the votes cast at the Special Meeting (all Funds of the Trust voting together as a single class) at which a quorum is present.

For the purposes of determining the presence of a quorum and counting votes on the Proposal, shares of the Funds represented by abstentions will be counted as present, but not as votes cast for or against a proposal at the Special Meeting. Therefore, abstentions may have the same effect as a vote “against” the Proposal. It is the Trust’s understanding that because broker-dealers (in the absence of specific authorization from their customers) will have discretionary authority to vote any Fund shares held beneficially by their customers on the single matter expected to be presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting.  Broker non-votes would otherwise have the same effect as abstentions (that is, broker non-votes would be treated as if they were votes against the Proposal).

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies.  If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  A valid proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it before the vote pursuant to that proxy is taken (a) by a writing delivered to the Trust stating that the

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proxy is revoked, (b) by a subsequent proxy executed by such person, (c) attendance at the meeting and voting in person by the person executing that proxy, or (d) revocation by such person using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the Trust before the vote pursuant to that proxy is counted.  The Trust’s address is: Commonwealth International Series Trust, Attn: President, Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925.

Shareholder Proposals. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a special shareholder meeting of the Trust should send such proposals to Commonwealth International Series Trust, Attn: President, Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the proxy solicitation for such meeting is made.

 Adjournment.  Any shareholders’ meeting may be adjourned by the chairman of the meeting one or more times for any reason, including the failure of a quorum to be present at the meeting with respect to any proposal or the failure of any proposal to receive sufficient votes for approval. No shareholder vote shall be required for any adjournment. No notice of adjournment of a meeting to another time or place need be given to shareholders if such time and place are announced at the meeting at which the adjournment is taken or notice is given to persons present at the meeting. Any adjourned meeting may be held at such time and place as determined by the Board of Trustees in its sole discretion. Any business that might have been transacted at the original meeting may be transacted at any adjourned meeting.

Annual and Semi-Annual Reports.  The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1-888-345-1898 or write to us at Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925.

Shareholder Communications. Fund shareholders may send communications to the Board of Trustees as follows: Commonwealth International Series Trust, Attn: President, Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925.

Proxy Solicitation Costs.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Trust. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are expected to be approximately $41,357. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925 or made by telephone by calling 1-800-967-4617.

The number of votes eligible to be cast at the Special Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Exhibit C to this Proxy Statement.

INVESTMENT ADVISER AND FUND SERVICE PROIVDERS

FCA Corp., 791 Town & Country Blvd., Suite 250, Houston, Texas 77024, serves as each Fund’s investment adviser.

The Administrator and Transfer Agent for all Funds is Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 405, Cincinnati, Ohio 45246.

The Distributor for all Funds is Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

The Custodian for all Funds is Fifth Third Bank, 38 Fountain Square, Cincinnati Ohio 45263.

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PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen & Company, Ltd. (“Cohen”) as the independent registered public accounting firm to audit and certify the financial statements of the Funds. The list of Funds audited by Cohen are as follows:

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of Cohen. Representatives of Cohen will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years are as follows.

Audited Funds
	October 31, 2023	October 31, 2022

Commonwealth Australia/New Zealand Fund	$16,406	$18,181
Africa Fund	$3,796	$3,606
Commonwealth Japan Fund	$6,846	$6,311
Commonwealth Global Fund	$19,648	$19,075
Commonwealth Real Estate Securities Fund	$15,804	$15,327

Audit-Related Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years are as follows:

Audited Funds
	October 31, 2023	October 31, 2022

Commonwealth Australia/New Zealand Fund	$0	$0
Africa Fund	$0	$0
Commonwealth Japan Fund	$0	$0
Commonwealth Global Fund	$0	$0
Commonwealth Real Estate Securities Fund	$0	$0

Tax Fees. The aggregate fees billed to the Trust by the independent registered public accounting firm indicated below with respect to the Funds for the last two fiscal years for their professional tax services are as follows:

	October 31, 2023	October 31, 2022

Commonwealth Australia/New Zealand Fund	$3,937	$2,909
Africa Fund	$911	$576
Commonwealth Japan Fund	$1,643	$1,010
Commonwealth Global Fund	$4,716	$3,053
Commonwealth Real Estate Securities Fund	$3,793	$2,452

For each of the Fund’s two most recently completed fiscal years, no fees were billed by Cohen to the respective Funds that would be disclosed under the caption “All Other Fees.”

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Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for appointing or replacing the independent auditors, subject, if applicable, to shareholder ratification; and compensating and overseeing the work of the independent auditors (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work. The Audit Committee is also responsible for approving, prior to appointment, the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, the advisers or any entity controlling, controlled by, or under common control with an adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The Chairman of the Audit Committee shall be authorized to give such pre-approvals on behalf of the Audit Committee.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, the percentage of hours expended on the principal accountant’s engagement that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0% (zero percent).

Cohen performed no services for the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust during each Fund’s last two fiscal years.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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EXHIBIT A – Audit Committee Charter

Commonwealth International Series Trust

AUDIT COMMITTEE CHARTER

I.	Preamble

The Board of Trustees of this Trust has formed an Audit and Compliance Committee (the “Committee”) to provide the financial transparency of the Trust and to ensure the integrity of the Trust's financial reporting processing and products. The Committee will also provide oversight of the Trust’s compliance efforts and oversee the activities of the Trust’s chief compliance officer pursuant to the requirements of Rule 38a-1 of the Investment Company Act of 1940, as amended. The Committee will review the financial reporting process, the system of internal controls, the audit process, the process for monitoring compliance with investment restrictions and applicable laws, the oversight of the Trust’s chief compliance officer and its compliance program, and, as directed by the Board, perform or oversee special investigations. This Charter is meant to identify the personnel and functions of the Committee. These guidelines contemplate the involvement of the outside counsel and, where appropriate, the involvement of the full Board of Trustees.

II.	Committee Members, Meetings and General Responsibilities

1.	Members

The Board of Trustees shall appoint a Committee of at least three members, consisting entirely of independent Trustees of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee. Members of the Committee shall meet the independence requirements of applicable regulations and other industry standards as determined by the Board. The Board of Trustee shall review each Committee member's independence and requisite experience on an annual basis.

Each member of the Committee must have a basic understanding of finance and accounting and the compliance and regulatory requirements of the Trust's industry and be able to read and understand the Trust’s financial statements. At least one member must have accounting or related financial management expertise, as determined by the Board. In addition, at least one member of the Committee shall be an "audit committee financial expert," as determined by the Board in accordance with the SEC rules.

2.	Meetings

The Committee shall meet at least two times per year, either in person or telephonically, and at such times and places as the Committee shall determine. The Committee shall meet separately in executive session, as they deem appropriate periodically, with: 1) management, 2) Treasurer of the Trust, 3) the outside auditor, 4) general counsel, 5) Chief Compliance Officer of the Trust (the “CCO”)(or in each case such persons serving positions that perform functions associated with such positions) and, if deemed necessary the chief compliance officer of the Advisor and/or the principal underwriter, and 6) such other person or persons as the committee deems necessary and desirable in the discharge of its functions. The Committee shall report regularly to the full Board of Trustees with respect to its activities. The majority of the members of the Committee shall constitute a quorum.

The Committee shall maintain minutes of the meetings and report to the Board of Trustees on a quarterly basis.

3.	General Responsibilities

Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Trustees for approval and have it published as directed by the SEC.

III.	Purpose – Audit Related Matters

The purposes of the Committee’s audit function shall be to:

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(i)           represent and assist the Board of Trustees in discharging its oversight responsibility relating to: (a) the accounting, reporting and financial practices of the Trust and its subsidiaries, including the integrity of the Trust's financial statements; (b) the surveillance of administration and financial controls and the Trust's compliance with legal and regulatory requirements; (c) the outside auditor's qualifications and independence; and (d) the performance of the Trust's internal audit function and the Trust's outside auditor; and

(ii)          prepare the reports required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Trust's proxy statements.

IV.	Committee Responsibilities and Duties as it Relates to Audit Matters

1.	Review Procedures

The Committee shall:

(i)              Review and discuss with management and the outside auditor the annual audited and semi-annual financial statements of the Trust, including (a) an analysis of the auditor's judgment as to the quality of the Trust's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (b) major issues regarding the Trust's accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

(ii)            Review and discuss the adequacy and effectiveness of the Trust's internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Committee by the outside auditor or management.

(iii)           Review and discuss the adequacy and effectiveness of the Trust's disclosure controls and procedures and management reports thereon.

(iv)           Review and discuss with the principal internal auditor of the Trust the scope and results of the internal audit program.

(v)             Review and discuss corporate policies with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

(vi)           Recommend to the Board, based on the review and discussion described in paragraphs (v) - (vii) above, whether the financial statements should be included in the Annual Report on Form N-CEN.

(vii)          Recommend the selection of the controller or principal accounting officer for approval by the Board.

2.	Oversight of the Trust's Relationship with its Independent Auditor

The Committee shall:

(i)              Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor. In this regard, the Committee shall appoint and retain, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Committee.

(ii)            Approve in advance all audit and non-audit services to be provided by the outside auditor. By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.

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(iii)           Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

(iv)           Establish policies for the hiring of employees and former employees of the outside auditor by the Trust and its contractors.

(v)             Review and discuss with the outside auditor: (a) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (b) any reports of the outside auditor with respect to interim periods.

The Committee shall at least annually:

(i)              Obtain and review a report by the outside auditor describing: the outside auditor's internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

(ii)            Consider the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Trust or any other relationships that may adversely affect the independence of the auditor.

3.        Oversight of the Trust's Relationship with its Internal Audit Department and Legal Compliance

(i)              Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

V.         Purpose, Responsibilities and Duties as it Relates to Compliance Matters

The purposes of the Committee’s compliance function shall be to:

1.               Oversight of the Trust’s CCO - The Committee shall assist the Board in the selection, appointment, retention, and termination of the Trust’s CCO. The Committee shall propose to the Board an individual who will serve as the Trust’s CCO and who will be responsible for administering the Trust’s Compliance Program. The Committee shall review and evaluate the CCO’s qualifications, including, when applicable, consideration of the CCO’s effectiveness in devising, implementing, maintaining, and updating the Trust’s Compliance Program and the CCO’s overall performance. The Committee shall report to the Board when it becomes aware of situations or developments that it believes may compromise the independence of the CCO. The Committee shall assist the Board in evaluating and approving the compensation paid to the CCO.

2.               Oversight of Trust’s Compliance Program. The Committee shall assist the Board in considering whether to approve the Compliance Program and the compliance policies and procedures of each service provider, as defined by Rule 38a-1 (collectively, “Service Providers’ Compliance Programs”). In considering whether to recommend Board approval of such Compliance Programs, the Committee shall consider whether the Trust’s Compliance Program and the Service Providers’ Compliance Programs are reasonably designed to prevent violations of the federal securities laws by such parties and shall report to the Board any conclusions it may reach and the reasons therefor. The Committee shall review and evaluate the CCO’s written reports to the Board, which shall be made at least annually. Pursuant to Rule 38a-1, such reports shall address, at a minimum: (1) the operation of the Trust’s Compliance Program; (2) the operation of each Service Provider’s Compliance Program; (3) any material changes made to those Compliance Programs since the

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date of the last report; (4) any material changes to those Compliance Programs recommended as a result of the annual review conducted by the CCO or otherwise; and (5) each material compliance matter that occurred since the last report.

The Committee may request from time to time such other reports from the CCO, and the Service Providers as the Committee deems necessary or appropriate to fulfilling its responsibilities.

The Committee shall meet in executive session from time to time, as it deems appropriate, with the CCO outside the presence of management to discuss the implementation and monitoring of the Compliance Programs, including any material violations of the federal securities laws.

The Committee shall meet in executive session from time to time, as it deems appropriate, with management outside the presence of the CCO to discuss the performance and compensation of the CCO and the effectiveness of the Compliance Programs.

The Committee shall review and discuss with the CCO, as the Committee deems appropriate, the planning and scope of the CCO’s ongoing oversight and annual review of the adequacy of the Trust’s and Service Providers’ Compliance Programs and the effectiveness of their implementation.

3.               Evaluation of Compliance Risk Management. As the Committee deems appropriate, it shall meet and discuss with the CCO and management the framework for identifying, prioritizing, and managing compliance risks, including those that a Service Provider may have the primary responsibility for identifying and managing.

4.               Evaluation of Payments to Third-Party Intermediaries. The Committee shall review and evaluate the payments made to third-party intermediaries and the nature and quality of the services provided and shall meet with representatives of management at least annually to discuss the same. A principal purpose of such review is to evaluate, based on reasonably available information, whether payments are being made from Fund assets, outside the provisions of a Rule 12b-1 plan, that are primarily intended to result in the sale of Fund shares.

5.               Oversight of the Code of Ethics under Rule 17j-1. The Committee may request from the respective Service Providers and/or CCO such reports as the Committee deems necessary or appropriate to fulfilling its responsibilities under Rule 17j-1. The Committee shall request and review a quarterly report from the Trust, any investment adviser to the Trust and principal underwriter to the Trust regarding compliance with their respective Codes of Ethics. The quarterly reports will include information on any material violations, including any actions or sanctions taken to address the violation, any exceptions to the requirements of their respective Code of Ethics granted by their reviewing officer, and any material changes made to the respective Code of Ethics during the period. In addition, pursuant to Rule 17j-1, the Committee will no less frequently than annually, receive a written report from the Trust, any investment advisor to the Trust and principal underwriter to the Trust that: (1) describes any issues arising under the code of ethics or procedures since the last report to the Board, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to the material violations; and (2) certifies that the Trust, investment adviser or principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent its access persons from violating the code.

6.               Investigate Improprieties or Suspected Improprieties. To investigate improprieties or suspected improprieties and Trust operations.

The function of the Committee in its compliance capacity is oversight; it is management’s responsibility to maintain appropriate compliance policies and procedures for the Trust, including those of its Service Providers.

Outside Advisors

The Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Trust for payment of compensation to any such advisors.

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Other Committee Responsibilities

1.              Perform any activities consistent with this Charter, the Trust's by-laws and applicable laws and regulations as the Committee or the Board deems necessary and appropriate.

2.              Delegate to a subcommittee of its members (including alternates) any of its functions, duties and authorities, on such terms and conditions and with such limitations (if any) as the Committee deems appropriate.

As adopted:

As amended: June 19, 2019; June 23, 2021

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EXHIBIT B – Governance, Nomination and Compensation Committee Charter

Governance, Nomination and Compensation Committee Charter

Commonwealth International Series Trust

Nominating and Corporate Governance Committee Membership

1.       Members. The Board of Trustees shall appoint a Governance, Nomination and Compensation Committee (GNC) of at least three members, consisting entirely of independent trustees of the Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the GNC. Members of the GNC shall be appointed by the Board of Trustees upon the recommendation of a majority of the independent Trustees. “Independent trustees” are those trustees who are not interested persons of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 and the rules promulgated thereunder.

2.       Purposes, Duties and Responsibilities.

The purposes of the Governance, Nomination and Committee shall be to:

(i)	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the board;
(ii)	Assess whether it is in the best interest of the Funds’ shareholders to increase or decrease the number of trustees;
(iii)	Determine and assess the qualification of potential candidates, when it is determined that additional trustees are warranted, and when there is a vacancy of one or more trustees;
(vi)	Evaluate potential candidates and recommend to the board of trustees or shareholders a nominee to fill any such additional or vacant trustee positions;
(vii)	Review “best practices” in corporate governance and rule changes and developments regarding fund governance;
(viii)	Ensure that any changes in trustee composition complies with any and all laws governing qualifications and number of independent trustees and the proportionality thereof to the board as a whole, through the assistance of legal counsel; and,
(ix)	Review board compensation annually vis-à-vis best practices in the fund community.

Among its specific duties and responsibilities, the Governance, Nomination and Compensation Committee shall:

(i)	Be directly responsible, in its capacity as a committee of the Board, for the appointment of Trustees;
(ii)	Establish policies and procedures for the engagement of outside search firms, if required to provide potential candidates;
(iii)	Meet on at least an annual basis to review current needs, undertake board self assessments and other activities as required; and
(iv)	Evaluate compensation of each trustee taking into consideration the duties, responsibilities and risks associated with serving as a trustee;
(v)	Review and discuss with management succession plans and strategy for the board composition;
(vi)	Monitor issues of “best practices” regarding fund governance.

3.       Outside Advisors. The GNC shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the GNC, from the Funds for payment of compensation to any such advisors.

4.       Meetings. The GNC shall meet at least one time per year, either in person or telephonically, and at such times and places as the GNC shall determine. The GNC shall meet separately in executive session, periodically, with management and the Funds’ legal counsel. The GNC shall report regularly to the full Board of Trustees with respect to its activities. The majority of the members of the GNC shall constitute a quorum.

As adopted: December 8, 2006,

as amended May 7, 2019

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EXHIBIT C

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each Fund.

Fund	Shares Outstanding

Commonwealth Australia/New Zealand Fund	1,087,795.1450

Africa Fund	446,244.9900

Commonwealth Japan Fund	1,564,435.7390

Commonwealth Global Fund	813,001.1030

Commonwealth Real Estate Securities Fund	681,478.5320

The tables below set forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially or of record 5% or more of the outstanding shares of a class of each Fund of the Trust as of the Record Date. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Commonwealth Australia/New Zealand Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund as of the Record Date. As a group, the Trustees and Officers of the Trust owned approximately 2.14% of the outstanding shares of the Africa Fund as of the Record Date. As a group, the Trustee Nominees of the Trust owned less than 1% of the outstanding shares of the Funds as of the Record Date.

Commonwealth Australia/New Zealand Fund
Name and Address	Percent of Ownership
National Financial Services Corp. For Exclusive Benefit of our Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310	21.06%

Lynda L. Buck Trustee Lynda L. Buck Living Trust 2215 Collins Lane Lakeland, FL 33803	5.88%

Mary M. Barnes and James E. Barnes Trustee Mary M. Barnes Revocable Trust 3211 E 61st Place Tulsa, OK 74136	6.04%

Ted L. Carelock/Ann B. Carelock 3429 Colgate Avenue Dallas, TX 75225	6.69%

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Africa Fund
Name and Address	Percent of Ownership
National Financial Services Corp. For the exclusive benefit of our customers 499 Washington Blvd., FL 5 Jersey City, New Jersey 07310	25.23%

Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104	10.48%

Lynda L. Buck Trustee Lynda L. Buck Living Trust 2215 Collins Lane Lakeland, FL 33803	5.89%

Morgan Stanley Smith Barney LLC FBO a customer of MSSB 1 New York Plaza New York, NY 10004	7.73%

Commonwealth Japan Fund
Name and Address	Percent of Ownership
National Financial Services Corp. 499 Washington Blvd. FL 5 Jersey City, New Jersey 07310	18.39%

Mary M. Barnes and James E. Barnes Trustee Mary M. Barnes Revocable Trust 3211 E 61st Place Tulsa, OK 74136	6.23%

Lynda L. Buck Trustee Lynda L. Buck Living Trust 2215 Collins Drive Lakeland, FL 33803	7.23%

Ted L. Carelock and Ann B. Carelock 3429 Colgate Avenue Dallas, TX 75225	7.36%

Charles Schwab Co Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Fund Operations 101 Montgomery St. Dept 122 San Francisco, CA 94104-4122	8.92%

Commonwealth Global Fund
Name and Address	Percent of Ownership
James & Mary Barnes Foundation Mary Barnes Trustee Lori Markes Trustee 3211 E 61st Place Tulsa, OK 74136	11.86%

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Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104	10.61%

National Financial Services Group For the Exclusive Benefit of Our Customers 499 Washington Blvd. FL 5 Jersey City, New Jersey 07310	13.16%

Lynda L. Buck Trustee Lynda L. Buck Living Trust 2215 Collins Lane Lakeland, FL 33803	10.47%

Commonwealth Real Estate Securities Fund
Name and Address	Percent of Ownership
Lynda L. Buck Trustee Lynda L. Buck Living Trust 2215 Collins Lane Lakeland, FL 33803	10.46%

Mary M. Barnes and James E. Barnes Trustees Mary M. Barnes Revocable Trust 3211 E 61st Place Tulsa, OK 74136	7.66%

Charles Schwab & Co., Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Fund Operations 101 Montgomery Street San Francisco, CA 94104	11.01%

Jim & Mary Barnes Foundation Mary Barnes Trustee Lori Markes Trustee 3211 E 61st Place Tulsa, OK 74136	5.93%

National Financial Services Corp For the Exclusive Benefit of our Customers 499 Washington Blvd. FL 5 Jersey City, NJ 07310	19.81%

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VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: confidential	Household ID: 000000

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

PROXY CARD

Vote on the internet

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

Vote by phone

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative

(800) 967-4617 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope

Commonwealth International Series Trust
FUND NAME MERGE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2024

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints William LeVay and Wesley Yuhnke as attorneys-in-fact, agents and proxies of the undersigned, with full power of substitution, to vote all the shares of the above-mentioned fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on December 4, 2024, 10:00 a.m., Central Time at the offices of the Trust at c/o Commonwealth International Series Trust, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-3925, or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 4, 2024. The proxy material for the Meeting is available at: https://vote.proxyonline.com/ultimus/commonwealth/proxy2024.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (800) 967-4617 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

FUND NAME MERGE

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon, and date it. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If shares are held jointly, one or more joint owners should sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

PROXY CARD

Signature (and title if applicable)	Date

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) has been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

TO VOTE TRUSTEES AS A GROUP FOR ALL PROPOSALS.
PLEASE MARK THE APPROPRIATE CIRCLE TO VOTE AS A GROUP “FOR ALL” OR “WITHHOLD ALL” FOR ALL TRUSTEES ON ALL PROPOSALS.	For ALL ○	WithHold ALL ○	For ALL, except ○

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number/letter on the line provided. _______________________________________________

1.	To elect three Independent Trustees to the Board of Trustees of the Trust: 1a. John Akard, Jr.; 1b. Caroline Montalbano; 1c. Anthony Box, Jr

2.	To elect two Interested Trustees to the Board of Trustees of the Trust: 2a. Robert W. Scharar; 2b. Christina Doherty

3.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

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THANK YOU FOR VOTING